UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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VIRCO MFG. CORPORATION

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Virco Mfg. Corporation

2027 Harpers Way

Torrance, California 90501

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 24, 2014

The 2014 Annual Meeting of Stockholders (“Annual Meeting”) of Virco Mfg. Corporation, a Delaware corporation (the “Company”), will be held on Tuesday, June 24, 2014, at 10:00 a.m. Pacific Time at the Company’s Corporate Headquarters at 2027 Harpers Way, Torrance, CA 90501 for the following purposes:

1.	Approve an amendment to our Certificate of Incorporation to provide for the annual election of directors;

2.	Approve an amendment to our Certificate of Incorporation to eliminate cumulative voting;

3.	Elect the nominees for director named in the Proxy Statement;

4.	Conduct an advisory vote on our executive compensation;

5.	Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014;

6.	Approve an amendment to the Virco Mfg. Corporation 2011 Stock Incentive Plan; and

7.	Transact such other business as may properly come before the Annual Meeting

The Board of Directors recommends a vote FOR each of proposals 1-6. These items are more fully described in the following pages, which are made part of this notice.

The Board of Directors has fixed the close of business on May 9, 2014, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments and postponements thereof. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the Annual Meeting in person. Most stockholders have three options for submitting their vote: (1) via the Internet, (2) by phone or (3) by mail, using the enclosed proxy card. For further details, see your proxy card. If you have Internet access, we encourage you to record your vote on the Internet. It is convenient for you, and it also saves the Company significant postage and processing costs.

Based on New York Stock Exchange rules, brokers are only permitted to vote on proposal 5 without instructions from the beneficial owner, as discussed in more detail in the Proxy Statement. Therefore, if your shares are held through a brokerage firm, bank or other nominee, they will not be voted on the remaining proposals, including the election of directors, unless you provide voting instructions to your brokerage firm, bank or other nominee.

By Order of the Board of Directors
/s/ Robert E. Dose
Robert E. Dose Secretary

Torrance, California

May 23, 2014

Virco Mfg. Corporation

2027 Harpers Way

Torrance, California 90501

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on

June 24, 2014

The Proxy Statement and accompanying Annual Report to Stockholders are available at

http://service.virco.com/financialinfo

GENERAL INFORMATION

This Proxy Statement is being mailed to stockholders of Virco Mfg. Corporation, a Delaware corporation (the “Company”), on or about May 23, 2014, in connection with the solicitation by the Board of Directors of proxies to be used at the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on Tuesday, June 24, 2014, at 10:00 a.m. Pacific Time at the Company’s Corporate Headquarters located at 2027 Harpers Way, Torrance, California, 90501 and any and all adjournments and postponements thereof.

The cost of preparing, assembling and mailing the Notice of the Annual Meeting, Proxy Statement and form of proxy and the solicitation of proxies will be paid by the Company. Proxies may be solicited in person or by telephone, telegraph, e-mail or other electronic means by personnel of the Company who will not receive any additional compensation for such solicitation. The Company will reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals.

RECORD DATE AND VOTING

The close of business on May 9, 2014, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On that date there were 14,718,414 shares of the Company’s common stock, par value $.01 per share (“common stock”), outstanding. All voting rights are vested exclusively in the holders of the Company’s common stock. Each share of common stock is entitled to one vote on any matter that may be presented for consideration and action by the stockholders, except that if proposal 2 fails to receive the vote required for approval, stockholders will be allowed to cumulate their votes for the election of directors. Stockholders wishing to cumulate their votes with respect to the election of directors will be entitled to cast a number of votes equal to the number of nominees for director times the number of shares actually owned. That number of votes may be cast for one nominee, divided equally among each of the nominees or divided among the nominees in any other manner. Stockholders wishing to cumulate their votes should make an explicit statement of their intent by so indicating in writing on the proxy card.

Below is a summary of the vote required for adoption of each proposal and the respective effect of abstentions and broker non-votes. For more detailed information see the discussion of the respective proposal below.

Vote Required for Approval
Proposal	of Proposal	Effect of Abstentions	Effect of Broker Non-Votes

Amendment to our Certificate of Incorporation to provide for the annual election of directors	75% of outstanding shares	Vote “Against”	Vote “Against”

Amendment to our Certificate of Incorporation to eliminate cumulative voting	75% of outstanding shares	Vote “Against”	Vote “Against”

Election of directors	Plurality of shares voted	No effect	No effect

Advisory vote on executive compensation	Majority of shares voted	Vote “Against”	No effect

Ratification of Ernst & Young LLP	Majority of shares voted	Vote “Against”	No effect

Amendment to our 2011 Stock Incentive Plan	Majority of shares voted	Vote “Against”	No effect

A broker non-vote occurs when a bank, broker or other nominee does not have authority to vote on a particular item without instructions from the beneficial owner and has not received instructions. Brokers only have discretion to vote on “routine” matters, such as the ratification of the selection of the independent registered public accounting firm. The remaining proposals are not considered “routine” matters and as a result, your broker will not have the discretion to vote on those matters at the 2014 Annual Meeting unless you provide applicable instructions to do so. Therefore, we strongly encourage you to follow the voting instructions on the materials you receive.

Each proxy received will be voted “for” the Board’s nominees for election as directors and “for” the other proposals included in this 2014 Proxy Statement, unless the stockholder otherwise directs in his or her proxy. Where the stockholder has appropriately directed how the proxy is to be voted, it will be voted according to his or her direction. If proposal 2 fails to pass at the 2014 Annual Meeting, cumulative voting will be allowed with respect to the election of directors. Stockholders wishing to cumulate their votes with respect to the election of directors, if it is allowed, should make an explicit statement of the intent to cumulate votes by so indicating in writing on the proxy card or when voting by telephone or internet. Stockholders holding shares beneficially in street name who wish to cumulate votes should contact their broker, trustee or nominee.

Any stockholder has the power to revoke its proxy at any time before it is voted at the 2014 Annual Meeting by submitting written notice of revocation to the Secretary of the Company at the Company’s principal executive offices located at 2027 Harpers Way, Torrance, California 90501, by appearing at the 2014 Annual Meeting and voting in person or by filing a duly executed proxy bearing a later date, either in person at the 2014 Annual Meeting, via the Internet, by telephone, or by mail. Please consult the instructions included with your proxy card for how to vote your shares.

CORPORATE GOVERNANCE

Meetings and Independence

Each director of the Company serving in fiscal 2013 attended at least 75% of the total number of meetings of the Board of Directors and committees on which he served with the exception of James Wilburn, who attended 66% of the meetings of the Board of Directors and Albert Moyer, who attended 66% of the Audit Committee meetings prior to his resignation. The Board of Directors held six meetings in fiscal 2013. In addition, the independent directors hold two regularly scheduled executive session meetings each fiscal year outside the presence of management as well as additional meetings as are necessary. Directors are expected to attend the Annual Meeting of Stockholders. Last year all of the directors then in office attended the 2013 Annual Meeting of Stockholders.

The Board of Directors has determined that the following directors, who, as of the Annual Meeting, will constitute a majority of the Board of Directors, are “independent directors” as defined by the NASDAQ Stock Market listing standards: Michael DiGregorio, Robert Lind and Donald Rudkin. Mr. Robert A. Virtue is Mr. Douglas A. Virtue’s father.

Leadership Structure

On May 7, 2014 the Board of Directors unanimously approved an amendment to the Company’s Bylaws to decrease the size of the Board to five (5) persons. In addition to reducing its size, the Board of Directors determined it was in the best interests of the stockholders to reconstitute the Board with new outside directors. In connection therewith, the Board accepted the resignations of Thomas J. Schulte, Donald S. Friesz, Glen D. Parish, James R. Wilburn and William L. Beer effective May 7, 2014 and the resignation of Robert Montgomery to be effective no later than commencement of the Annual Meeting. Robert Lind and Donald Rudkin were appointed to fill two vacancies that were created. The new, smaller Board is expected to save the company over $260,000 a year in direct costs by eliminating the fees and expenses of four directors and is expected to help reposition the Company.

Currently, Mr. Robert Virtue serves as Chairman and Chief Executive Officer (“CEO”) of the Company. Because the Board also believes that strong, independent Board leadership is a critical component of effective corporate governance, the Board has established the position of lead independent director. The lead independent director position rotates among the independent directors periodically as determined by the independent directors. Mr. Beer served as the lead independent director prior to his resignation and Mr. DiGregorio was appointed lead independent director to replace him. The lead independent director’s responsibilities and authority include providing input to the Chairman and CEO on preparation of agendas for Board and committee meetings and communicating to the Chairman and CEO the substance of the discussions and consensus reached at the meetings of independent directors. On May 7, 2014, the Board amended its charter so the lead independent director will also serve as chair of the Corporate Governance and Nominating Committee. In addition, the Company has strong governance structures and processes in place to review and confirm the independence of the Board, eliminate conflicts of interest, and prevent dominance of the Board by management. For example, all directors, with the exception of Mr. Robert Virtue and Mr. Douglas Virtue, are independent as defined by the listing standards of the NASDAQ Stock Market, and all committees are made up entirely of independent directors.

Audit Committee

The Board of Directors has a standing Audit Committee which is currently composed of Messrs. Rudkin (Chair), DiGregorio and Lind. Prior to reconstituting the Board of Directors, Messrs. Schulte (Chair), Wilburn, and Beer served as the Audit Committee. The Audit Committee held two on-site meetings and two telephonic meetings in fiscal 2013. The Audit Committee acts pursuant to a written charter adopted by the Board of Directors. Among other things, the Audit Committee is directly responsible for: the appointment, compensation, retention and oversight of the independent registered public accounting firm; reviewing the independent registered public accounting firm’s qualifications and independence; reviewing the plans and results of the audit engagement with the independent registered public accounting firm; reviewing the financial statements of the Company; reviewing the scope of the annual audit by the Company’s independent registered public accounting firm; reviewing the audit reports rendered by such independent registered public accounting firm; approving professional services provided by the independent registered public accounting firm and approving financial reporting principles and policies; considering the range of audit and non-audit fees; reviewing the adequacy of the Company’s internal accounting controls; and working to ensure the integrity of financial information supplied to stockholders. The Audit Committee also has the other responsibilities enumerated in its charter. The Audit Committee’s charter is available on the Company’s website at www.virco.com in the Corporate Governance section of the About Virco webpage. Each of the Audit Committee members is an “independent director” as that term is defined for audit committee members by the listing standards of the NASDAQ Stock Market. The Board of Directors determined that Mr. Schulte, who was the chair of the Audit Committee prior to his resignation, qualified as an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Each of Messrs. Rudkin, DiGregorio and Lind qualify as “audit committee financial experts,” as determined by the Board of Directors. The Board reevaluates the composition of the Audit Committee on at least an annual basis to ensure that its composition remains in the best interests of the Company and its stockholders.

Compensation Committee

The Board of Directors has a standing Compensation Committee which is currently composed of Messrs. Lind (Chair), DiGregorio, Rudkin and, until the effectiveness of his resignation, Montgomery. Prior to reconstituting the Board of Directors, the Compensation Committee was composed of Messrs. Wilburn (Chair) and Beer, in addition to Montgomery, all of whom were “independent directors” as defined in the listing standards of the NASDAQ Stock Market. The Compensation Committee held two on-site meetings in fiscal 2013. The function of the Compensation Committee is, among other things, to: set the Company’s compensation policy and administer the Company’s compensation plans; make decisions on the compensation of key Company executives (including the review and approval of merit/other compensation budgets and payouts under the Company’s incentive plans); review and approve compensation and employment agreements of the Company’s executive officers; and recommend pay levels for members of the Board of Directors for consideration and approval by the full Board of Directors. The Compensation Committee oversees the design and implementation of the incentives and risks associated with the Company’s compensation policies and practices. The Compensation Committee may consult with the Chief Executive Officer and other members of senior management as it deems necessary and engage the assistance of outside consultants to assist in determining and establishing the Company’s compensation policies. During fiscal 2013, the Company did not engage the assistance of compensation consultants. The Compensation Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.virco.com in the Corporate Governance section of the About Virco webpage.

Corporate Governance and Nominating Committee

The Board of Directors has a standing Corporate Governance and Nominating Committee which is currently composed of Messrs. DiGregorio (Chair), Lind, Rudkin and, until the effectiveness of his resignation, Montgomery. The Corporate Governance and Nominating Committee was composed of Messrs. Friesz, Parish, Schulte, Wilburn and Beer, prior to reconstituting the Board of Directors, in addition to DeGregorio and Montgomery (Chair prior to the announcement of his resignation). All members of the Corporate Governance and Nominating Committee are “independent directors” as defined in the listing standards of the NASDAQ Stock Market. During fiscal 2013, the Corporate Governance and Nominating Committee held four on-site meetings and four telephonic meetings. Each of these meetings was held outside the presence of management. The Corporate Governance and Nominating Committee acts pursuant to a written charter adopted by the Board of Directors, a copy of which is available on the Company’s website at www.virco.com in the Corporate Governance section of the About Virco webpage. The Corporate Governance and Nominating Committee recommended to the Board of Directors each nominee the Board selected.

The Corporate Governance and Nominating Committee’s functions are to identify and recommend to the Board of Directors from time to time candidates for nomination for election as directors of the Company at the Annual Meeting, recommend the composition of the Board of Directors and its committees, monitor a process to assess Board effectiveness and develop and implement Company corporate governance guidelines. Candidates may come to the attention of the Corporate Governance and Nominating Committee through members of the Board of Directors, stockholders or other persons. Consideration of new Board nominee candidates typically involves a series of internal discussions, review of information concerning candidates and interviews with selected candidates. Candidates may be evaluated at regular or special meetings, and may be considered at any point during the year, depending on the Company’s needs. In evaluating nominations, the Corporate Governance and Nominating Committee considers a variety of criteria, including business experience and skills, independence, judgment, integrity, the ability to commit sufficient time and attention to Board of Directors activities and the absence of potential conflicts with the Company’s interests. The Corporate Governance and Nominating Committee does not establish any specific minimum qualification standards for nominees to the Board of Directors, although from time to time the Corporate Governance and Nominating Committee may identify certain skills or attributes (e.g., financial experience, business experience) as being particularly desirable to meet specific Board of Director needs that may arise. To recommend a prospective nominee for the Corporate Governance and Nominating Committee’s consideration, stockholders should submit a candidate’s name and qualifications to the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary.

Communications with the Board of Directors

Any stockholder interested in communicating with individual members of the Board of Directors, the Board of Directors as a whole, any of the committees of the Board or the independent directors as a group may send written communications to the Board of Directors, any committee of the Board of Directors or any director or directors of the Company at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary. Communications received in writing are forwarded to the Board of Directors, or the committee or individual director or directors to whom the communication is directed, unless, at his discretion, the Secretary determines that the communication is of a commercial or frivolous nature, is unduly hostile, threatening, illegal, does not reasonably relate to the Company or its business, or is otherwise inappropriate for the Board of Directors’ consideration. In such cases, such correspondence may be forwarded elsewhere in the Company for review and possible response. The Secretary has the authority to discard or disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications.

Code of Ethics

The Company has adopted a Code of Conduct and Ethics for Directors, Officers and Employees (the “Code”). The Code applies to all Company directors, employees and officers, including the Company’s Chief Executive Officer and senior financial officers, including the principal financial and accounting officers. The Code is available on the Company’s website at www.virco.com in the Corporate Governance section of the About Virco webpage. The Company intends to post amendments to or waivers under the Code that apply to its Chief Executive Officer, principal financial officer and principal accounting officer on its website. Upon written request, the Company will provide a copy of the Code free of charge. Requests should be directed to Virco Mfg. Corporation, 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary.

Shareholders Rights Plan

The Company adopted a shareholder rights plan, or “poison pill,” in October 1996 with an expiration set for 2006 that was subsequently extended to October 2016. As part of its ongoing review of its corporate governance policies, the Board of Directors determined that the trend among companies is to terminate or not renew such plans absent a specific risk to the stockholders interest. To that end, the Board of Directors determined to terminate the Company’s shareholder rights plan following the 2014 Annual Meeting.

PROPOSAL 1

AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE

ANNUAL ELECTION OF DIRECTORS

The Company’s Certificate of Incorporation currently divides the Board of Directors into three classes with as close to one-third of our Directors in each class as possible. Directors of each class serve staggered three-year terms, with the term of office of one class expiring each year. We are asking you to adopt and approve an amendment to our Certificate of Incorporation that would declassify the Board of Directors and provide that all Directors elected at or after the 2014 Annual Meeting be elected on an annual basis. The complete text of the proposed amendments to the Certificate of Incorporation to eliminate the classification of the Board of Directors is attached as Appendix A to this Proxy Statement.

Background of the Proposal

Classified or staggered boards gained popularity in the 1980’s as defenses against hostile takeovers. Proponents of classified boards assert that they promote stability and continuity and foster director independence. However, investors increasingly believe that classified boards have the effect of reducing the accountability of directors to stockholders because classified boards limit the ability of stockholders to evaluate and elect all directors on an annual basis. The election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies. Over 90% of the companies in the S&P 500 and over 60% of the Russell 1000 now have declassified boards. The Company is aware of the increasing support of investors generally for these types of changes in corporate governance policies and procedures and believes that it is in the best long-term interests of the stockholders to declassify the Board. These amendments to the Certificate of Incorporation further the Board of Directors’ goal of ensuring that the Company’s corporate governance policies maximize management accountability to stockholders by allowing stockholders the opportunity each year to register their views on the performance of the entire Board of Directors.

Required Vote

Approval by the affirmative vote of the holders of at least 75% of the outstanding shares of common stock of the Company will be required to adopt the amendment to our Certificate of Incorporation so that Directors will be elected annually to one-year terms. Abstentions and broker non-votes will have the effect of votes against this proposal.

If approved, we will promptly file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware. Each director has tendered his resignation to be effective upon the approval, if any, of this proposal by the Company’s stockholders. If this proposal is not approved, the current classified board structure will remain in place.

The Board of Directors recommends a vote “FOR” the proposal to approve and adopt the amendment to our Certificate of Incorporation to provide for the annual election of Directors beginning with the 2014 Annual Meeting.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING

The Company’s Certificate of Incorporation provides that, when electing directors, stockholders may exercise cumulative voting rights. We are asking you to adopt and approve an amendment to our Certificate of Incorporation that would eliminate cumulative voting commencing with our 2014 Annual Meeting. The complete text of the proposed amendment to our Certificate of Incorporation to eliminate cumulative voting for the election of directors is attached as Appendix B.

Background of the Proposal

Article Twelfth of the Certificate of Incorporation currently provides that when electing directors, stockholders may exercise cumulative voting rights. Under cumulative voting, each holder of any class or series of stock is entitled to that number of votes equal to the number of directors being elected multiplied by the number of shares held. Each stockholder may give one candidate all the votes such stockholder is entitled to cast or may distribute such votes among as many candidates as such stockholder chooses. As a result, a stockholder who holds less than a majority of the outstanding shares of voting stock may be able to cumulate his or her vote and elect one or more Directors. The ability of a minority stockholder to disproportionately influence the composition of the Board is amplified if the Company’s classified board system is eliminated.

Our Board of Directors has determined that eliminating cumulative voting will best ensure that stockholder interests in director elections are fairly and equitably represented consistent with actual stock ownership percentages. The Board believes that each director should only be elected if such director represents the interest of all stockholders, rather than the interests of a minority or special constituency, and therefore should only be elected if he or she receives a plurality of the votes cast. The elimination of cumulative voting for directors is consistent with the Company’s desire to more closely align stockholder interests and Board accountability. Following the 2013 Annual Meeting, to be more responsive to stockholder concerns, the Board adopted a policy requiring any director who fails to receive a majority of votes cast to resign.

Required Vote

Approval by the affirmative vote of the holders of at least 75% of the total voting power of all outstanding shares of common stock of the Company will be required to adopt the amendment to our Certificate of Incorporation so that cumulative voting in director elections will be eliminated beginning at the 2014 Annual Meeting.

If approved, we will promptly file the amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware.

The Board of Directors recommends a vote “FOR” the proposal to approve and adopt the amendment to our Certificate of Incorporation to eliminate cumulative voting in director elections beginning with the 2014 Annual Meeting.

PROPOSAL 3

ELECTION OF DIRECTORS

The Certificate of Incorporation of the Company provides for the division of the Board of Directors into three classes as nearly equal in number as possible, with the term of one class expiring each year. As set forth above in proposal 1, the Company is recommending that the stockholders adopt and approve an amendment to our Certificate of Incorporation that provides that all Directors elected at or after the 2014 Annual Meeting be elected on an annual basis.

Contingent on approval by the stockholders of proposal 1 above, all five members of the Board as of commencement of the Annual Meeting, Douglas A. Virtue, Robert A. Virtue, Michael DiGregorio, Robert Lind and Donald Rudkin have tendered resignations to be effective when the Board is declassified. The sole purpose of these resignations is to immediately eliminate the current Board since the adoption of proposal 1 would not serve to shorten the term of any presently serving director. By resigning, the directors are then eligible to be re-elected to one year terms, rather than phasing out the Class II and Class III directors over the next three years. If proposal 1 is not adopted by the stockholders, the resignations will not occur and the classified structure will continue.

If the proposal to declassify the Board does not pass then the stockholders will consider the election of one director – Mr. Lind as the Class I Director with a three-year term that expires in 2017 – and the existing terms of Messrs. Douglas Virtue, Robert Virtue, DiGregorio and Rudkin will continue. Alternatively, if the proposal to declassify the board passes then the resignation of the existing directors will be effective and stockholders will consider the election of all five directors for one-year terms ending in 2015.

It is intended that the proxies solicited by this Proxy Statement will be voted in favor of the election of all nominees to the Board of Directors, unless authority to do so is withheld. Should any of such nominees be unable to serve as a director or should any additional vacancy occur before the election (which events are not anticipated), proxies may be voted for a substitute nominee selected by the Board of Directors. In the event that any person other than the nominees named below should be nominated for election as a director and cumulative voting rights are in effect, the proxies may be voted cumulatively for less than all of the nominees.

The following table sets forth certain information with respect to each of the nominees, including the four directors who will continue to serve if proposal 1 is not adopted.

The Board of Directors recommends that you vote “FOR” the election of each of the nominees.

Name	Age	Biographical Information, Skills and Qualifications	Director Since	Class of Director if Proposal 1 is not adopted (term expires)

Robert A. Virtue	81	Chairman of the Board and Chief Executive Officer of the Company since 1990; President of the Company since August 1982. Mr. Virtue brings to the Board almost 60 years of experience and knowledge of the Company’s business, operations, and culture.	1956	II (2015)

Douglas A. Virtue	55	Executive Vice President of the Company since December 1997; previously General Manager of the Torrance Division of the Company. Mr. Virtue brings to the Board almost 30 years of experience and knowledge of the Company’s business, operations and culture.	1992	III (2016)

Michael DiGregorio	59	A management advisor since March 2012, Mr. DiGregorio has been the Chief Financial Officer of numerous privately held and publicly traded companies. He was Executive Vice President Chief Financial Officer for Korn Ferry International, Inc. from June 2009 to February 2012 and before that he served for three years as Executive Vice President Chief Financial Officer of St. John Knits International, Inc. He serves on the boards of Calavo Growers, Inc., Matilda Jane Clothing Company and Ironclad Performance Wear Corporation, and is a member of the audit committee for KidSave and the Advisory Board for Humantelligence. Mr. DiGregorio brings significant financial and board experience and qualifies as an “audit committee financial expert.”	2014	III (2016)

Robert Lind	66	Managing Partner of Berkshire Bridge Capital, LLC, an investment bank, since October 2005. Mr. Lind also served as Managing Partner of Berkshire Bridge Partners, LLC, a licensed investment advisor, and Nevada Growth Capital Fund from October 2012 to March 2014 and as a Director of Nevada Capital Investment Corporation, a statutory public benefit corporation formed by the State of Nevada to provide venture funding for Nevada businesses, from July 2011 to April 2012. Mr. Lind previously was a Managing Director of SAIC’s Venture Capital Corporation, served as Head of Corporate Development at Rockwell International, and was a Managing Director at Lehman Brothers Holdings, Inc. He currently serves on the Yosemite Conservancy Board of Trustees and is Chair of its Audit Committee. Mr. Lind brings over 35 years of investment banking, venture capital investing, corporate management and commercial banking experience and qualifies as an “audit committee financial expert.”	2014	I (2017)

Donald R. Rudkin	71	Full time faculty member in the Masters of Business Administration and Masters in Applied Finance programs at Pepperdine University and a quality control consultant to Meloni Hribal Tratner LLP, an accounting and financial services firm, since 2005. Prior to that he was with Deloitte & Touche LLP for 36 years, including serving as the Regional Compliance Officer for the west region. Mr. Rudkin brings extensive financial experience to the Board and qualifies as an “audit committee financial expert.”	2014	II (2015)

PROPOSAL 4

ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, stockholders are able to vote to approve, on an advisory basis, the compensation of the Company’s named executive officers. Consistent with the votes cast at our 2011 Annual Meeting, the Company is seeking your advisory approval of compensation every three years. The next such advisory vote on executive compensation will occur at our 2017 Annual Meeting. The Compensation Committee has structured our executive compensation program to achieve the following key objectives: 1) attract, motivate and retain highly qualified executives; 2) link total compensation to stockholder returns; 3) reflect individual contributions to the performance of the Company; 4) ensure appropriate balance between long-term value creation and short-term performance by including equity as part of total compensation; and 5) maintain internal fairness and morale by comparing executive compensation, including perquisites and non-cash benefits, to the aggregated average compensation and benefits of the Company’s top 25 managers.

Stockholders are urged to read the Summary Compensation Table and other related compensation tables and narrative, which provide specific information on the compensation of the Named Executive Officers. The Compensation Committee and the Board of Directors believe that its policies and procedures are effective in achieving the Company’s goals and that the compensation of the Named Executive Officers reported in this Proxy Statement reflects and supports these compensation policies and procedures.

This advisory resolution, commonly referred to as a “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

Based on the above, the Company is asking stockholders to approve the following advisory resolution at the 2014 Annual Meeting:

RESOLVED, that the stockholders of Virco Mfg. Corporation (the “Company”) approve, on an advisory basis, the compensation of the Company’s Named Executive Officers disclosed in the Summary Compensation Table and the related compensation tables, notes and narrative in the Proxy Statement for the Company’s 2014 Annual Meeting.

The Board of Directors recommends a vote “FOR” the approval of the compensation of the Company’s named executive officers.

PROPOSAL 5

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee has selected Ernst & Young LLP, independent registered public accounting firm, to audit its financial statements for the fiscal year ending January 31, 2015, and recommends that the stockholders vote for ratification of that appointment. The Company’s Audit Committee has reviewed the professional services provided by Ernst & Young LLP, as described above, has considered the possible effect of such services on the independence of the firm, and has determined that such services have not affected Ernst & Young LLP’s independence. Notwithstanding this selection, the Audit Committee, at its discretion, may direct the appointment of new auditors at any time during the fiscal year if the Audit Committee determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the votes cast is required to ratify the Audit Committee’s selection. The Company is not required to submit the selection of the independent registered public accounting firm to the stockholders for approval, but is doing so as a matter of good corporate governance. If the stockholders reject the selection, the Board of Directors will reconsider its selection.

The Board of Directors recommends a vote “FOR” the ratification of the appointment of Ernst  & Young LLP as the Company’s independent registered public accounting firm for fiscal 2014.

PROPOSAL 6

APPROVAL OF AN AMENDMENT TO OUR 2011 STOCK INCENTIVE PLAN

The stockholders of the Company approved adoption of our 2011 Stock Incentive Plan at the 2011 Annual Meeting. The 2011 Stock Incentive Plan reserved for issuance not more than 1,000,000 shares of Company stock over its term, which expires in 2021, and is the only plan under which equity-based compensation awards may be granted to officers and employees. At this time, approximately 350,000 shares are still available under the 2011 Stock Incentive Plan.

The 2011 Stock Incentive Plan provides directors, officers, employees, and other service providers with incentives for the future performance of services that are linked to the profitability of the Company’s businesses and to the interests of its stockholders. It is also intended to encourage officers, employees and non-employee directors to own Company stock, so that they may establish or increase their proprietary interest in the Company and align their interests with the interests of Company stockholders. The Company continues to believe that its long-term interests are best advanced by aligning the interests of its key employees, non-employee directors, and other service providers with the interests of its stockholders and would like to preserve its ability to make additional grants.

In light of the limited number of shares that remain available for issuance under the 2011 Stock Incentive Plan and in order to allow the Company additional resources to attract, retain and motivate employees, officers, non-employee directors and other service providers of exceptional abilities, the Board of Directors based on the recommendation of the Compensation Committee has approved, and is asking the stockholders to approve, an amendment to the 2011 Stock Incentive Plan to make an additional 1,000,000 shares of Company stock available for issuance. The Board of Directors believes that stockholder approval of this proposal 6 is necessary to remain competitive in our industry, will provide an important long-term component to the Company’s overall compensation plan, and that the proposal is consistent with the Company’s compensation policy for senior management and employees.

The complete text of the proposed amendment to the 2011 Stock Incentive Plan to increase the number of issuable shares is attached as Appendix C to this Proxy Statement.

Required Vote

Approval by the affirmative vote of the holders of a majority of the votes cast will be required to adopt our Amended and Restated 2011 Stock Incentive Plan.

The Board of Directors recommends a vote “FOR” the proposal to approve and adopt the Amended and Restated 2011 Stock Incentive Plan to increase the number of shares issuable thereunder from 1,000,000 shares to 2,000,000 shares of Company stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Shares Owned By Directors, Management and Principal Stockholders

The following table sets forth information as of May 9, 2014 (unless otherwise indicated), relating to the beneficial ownership of the Company’s common stock by (i) each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock of the Company, (ii) each director and director-nominee of the Company, (iii) each Named Executive Officer of the Company, as named in the Summary Compensation Table and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated, the mailing address of each of the persons named is c/o Virco Mfg. Corporation, 2027 Harpers Way, Torrance, California 90501.

Name of Beneficial Owner *	Amount and Nature of Beneficial Ownership (*)	Percent of Class (%)

Wedbush Inc. (1)	1,580,807	10.7

Minerva Advisors (2)	942,897	6.4

Robert A. Virtue (3) (4) Chairman of the Board of Directors, President and Chief Executive Officer	383,743	2.6

Douglas A. Virtue (4) Director, Executive Vice President	713,551	4.8

Michael DiGregorio Director	--	(5)

Robert Lind Director	--	(5)

Donald Rudkin Director	--	(5)

Robert Montgomery Director (6)	75,741	(5)

Robert E. Dose Vice President Finance, Secretary, Treasurer	51,004	(5)

All executive officers and directors as a group (12 persons)	1,462,803	9.9

(*) Except as indicated in the footnotes to this table and pursuant to applicable community property laws, to the knowledge of the Company, the persons named in this table have sole voting and investment power with respect to all shares beneficially owned by them. For purposes of this table, a person is deemed to be the “beneficial owner” of any security if the person has the right to acquire beneficial ownership of such security within 60 days of April 30, 2014 including but not limited to, any right to acquire through the exercise of any option, warrant or right or through the conversion of a security. Amounts for Messrs. Robert Virtue, Douglas Virtue, Dose, and all executive officers and directors as a group, include 10,000, 10,000, 10,000 and 50,000 shares issuable upon exercise of options or as restricted stock grants, respectively, and 39,971, 52,928, 5,630 and 126,737 shares held under the Company’s 401(k) Plan as of May 9, 2014, respectively.

(1) Reflects information as of December 31, 2013, as reported in a Schedule 13G/A filing on February 14, 2014, by Wedbush, Inc. (“WI”), Edward W. Wedbush (“EWW”), and Wedbush Securities, Inc. (“WS”). The business addresses of the above filers are as follows: WI— 1000 Wilshire Blvd., Los Angeles, CA 90017-2457; EWW and WS— P.O. Box 30014, Los Angeles, CA 90030-0014. WI has the sole power to vote and dispose of 616,837 shares and shared power to vote and dispose of 754,053; EWW has sole power to vote and dispose of 630,877 shares, shared power to vote 1,384,930 shares, and shared power to dispose of 1,580,807 shares; and WS has sole power to vote and dispose of 96,768 shares, shared power to vote 754,053 shares, and shared power to dispose of 949,930 shares.

(2) Reflects information as of December 31, 2013, as reported in a Schedule 13G filing on February 7, 2014, by Minerva Advisors LLC (“Minerva LLC”), Minerva Group, LP (“Minerva Group”), Minerva GP, LP (“Minerva GP”), Minerva GP, Inc. (“Minerva Inc.”) and David P. Cohen. The address for each of the reporting persons is 50 Monument Road, Suite 201, Bala Cynwyd, PA 19004. Minerva LLC has sole power to vote and sole power to dispose of 541,938 shares, and shared power to vote and to dispose of 399,933 shares; each of Minerva Group, Minerva GP, and Minerva Inc. has sole power to vote and sole power to dispose of 541,938 shares and shared power to vote and dispose of 0 shares, and Mr. Cohen has sole power to vote and dispose of 542,964 shares, and shared power to vote and dispose of 399,933 shares.

(3) Excludes 1,806,870 shares owned beneficially by Mr. Robert Virtue’s adult children, including Mr. Douglas Virtue, as to which Mr. Robert Virtue disclaims beneficial ownership.

(4) Douglas A. Virtue is Robert A. Virtue’s son. The total number of shares beneficially owned by Mr. Robert A. Virtue, his brother Richard J. Virtue, his sister, Nancy Virtue-Cutshall and their children (including Mr. Douglas A. Virtue), aggregate 5,443,602 shares or 37.0% of the total shares of common stock outstanding. Robert A. Virtue, Richard J. Virtue, Nancy Virtue-Cutshall and certain of their respective spouses and children (including Douglas A. Virtue) (collectively, the “Virtue Stockholders”) and the Company have entered into an agreement with respect to certain shares of the Company’s common stock received by the Virtue Stockholders as gifts from the founder, Julian A. Virtue, including shares received in subsequent stock dividends in respect of such shares. Under the agreement, each Virtue Stockholder who proposes to sell any of such shares is required to provide the remaining Virtue Stockholders notice of the terms of such proposed sale. Each of the remaining Virtue Stockholders is entitled to purchase any or all of such shares on the terms set forth in the notice. The Company may purchase any shares not purchased by such remaining Virtue Stockholders on such terms. The agreement also provides for a similar right of first refusal in the event of the death or bankruptcy of a Virtue Stockholder, except that the purchase price for the shares is to be based upon the then prevailing sales price of the Company’s common stock on the NASDAQ Stock Market.

(5) Less than 1%.

(6) Resigned effective no later than commencement of the 2014 Annual Meeting.

EXECUTIVE COMPENSATION

Summary Compensation Table for Fiscal 2013 & 2012

The table below sets forth the compensation awarded to, earned by, or paid to, each of the Named Executive Officers for fiscal 2013 and 2012. The Company has no employment agreements with any of its executives. While employed, executives are entitled to base salary, participation in the executive compensation programs identified in the tables below and other benefits common to all employees.

		Salary	Bonus	Stock Awards	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Name and Position	Year	($)	($)	($)(1)(2)	($)	($)	($)(3)	($)

Robert A. Virtue	2013	240,480	-	-	-	-	12,000	252,480
President & CEO	2012	239,115	-	48,300	-	-	12,000	299,415

Douglas A. Virtue	2013	213,711	-	-	-	-	9,093	222,804
Executive Vice President	2012	206,744	-	48,300	-	-	8,681	263,725

Robert E. Dose	2013	255,480	-	-	-	-	12,000	267,480
Vice President Finance	2012	259,443	-	68,400	-	-	12,000	339,843

(1) The amounts shown in this column include discretionary bonuses approved by the Board of Directors. These amounts were paid in the form of fully vested Restricted Stock Grants.

(2) The amounts shown in this column are the aggregate grant date fair value of stock awards granted during the applicable fiscal year, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“FASB 718”). The assumptions used to calculate these figures are described in Note 5 of the Company’s Form 10-K for the applicable fiscal year.

(3) The amounts in this column include automobile allowances and the value of personal use of a Company provided vehicle.

Outstanding Equity Awards at Fiscal Year-End 2013

The following table sets forth the Named Executive Officers’ outstanding equity awards as of the end of fiscal 2013.

	Stock Awards
Name and Title	Year of Award	Shares or Units of Stock that have not Vested (#)(1)	Market Value of Shares or Units of Stock that have not Vested ($)(2)

Robert A. Virtue	2009	4,000	10,480
President & CEO	2012	24,000	62,880

Douglas A. Virtue	2009	4,000	10,480
Executive Vice President	2012	24,000	62,880

Robert E. Dose	2009	4,000	10,480
Vice President Finance	2012	24,000	62,880

(1) All RSUs vest at 20% per year for five years from the grant date. For the 4,000 RSUs remaining from the June 16, 2009 RSU award there is one remaining vesting date: June 16, 2014. For the 24,000 RSUs remaining from the June 19, 2012 RSU award there are four remaining vesting dates: June 19, 2014, June 19, 2015, June 19, 2016 and June 19, 2017.

(2) All year-end dollar values were computed based on the fiscal year-end closing price of $2.62 per share of common stock less the $0.01 par value of the share of Common Stock that is paid by the Named Executive Officer.

Retirement Benefits

The Company maintains two defined benefit pension plans in which the Named Executive Officers participate, the Virco Employees Retirement Plan (“Employee Plan”) and the Virco Important Performers Retirement Plan (“VIP Plan”). The Company and its subsidiaries cover all employees under the Employee Plan, which is a qualified noncontributory defined benefit retirement plan. Benefits under the Employee Plan are based on years of service and career average earnings. The Company also provides a supplementary retirement plan for certain key employees, the VIP Plan. The VIP Plan provides a benefit up to 50% of average compensation for the last five years in the VIP Plan, offset by benefits earned under the Employee Plan. Effective December 31, 2003, the Company froze all future benefit accruals under the plans. Employees can continue to vest under the benefits earned to date, but no covered participants will earn additional benefits under the plan freeze.

Potential Payments upon Termination or Change-in-Control

The Company does not have employment agreements with any of the Named Executive Officers. Retirement, death, disability and change-in-control events do not trigger the payment of compensation to the Named Executive Officers that is not available to all salaried employees (including the amounts included in the “Retirement Benefits” discussion above). Named Executive Officers do not have a contractual right to receive severance benefits.

As noted in “Post-Employment and Other Events,” pursuant to the Company’s 2007 and 2011 Stock Incentive Plans, the vesting of all outstanding stock awards is accelerated upon a change-in-control. In addition, under the Virco Important Performers (VIP) Plan, the vesting of retirement benefits is accelerated upon the occurrence of a change-in-control or the death of the participant, however, all of the Named Executive Officers are already fully vested in their retirement benefits under the VIP Plan. Change-in-control is defined as a party other than the members of the Virtue family accumulating 20% or more of the Company’s common stock.

DIRECTOR COMPENSATION

Directors who are also officers of the Company receive no additional compensation for their services as directors. The Company’s non-employee directors receive an annual retainer of $62,500 composed of (i) $37,500 in the form of quarterly cash payments and (ii) $25,000 in the form of restricted stock granted each year on the date of the Annual Meeting of Stockholders. In addition, each non-employee director who serves as a lead director or as the Chair or member of a Board committee also receives an additional annual retainer for his or her services. The lead director receives $20,000 in cash per year. The Audit Committee Chair receives $7,500 per year, and Audit Committee members receive $4,500 per year. Chairs of the Compensation Committee and the Corporate Governance and Nominating Committee each receive an additional $5,000 (which will be eliminated when the Lead Director takes over as Chair of the Corporate Governance and Nominating Committee) and the members of these committees each receive $3,000 per year. Directors are also reimbursed for travel and related expenses incurred to attend meetings. The Company has also established a pension plan for non-employee directors who have served as such for at least 10 years, providing for a series of quarterly payments (equal to the portion paid to the non-employee directors’ annual service fee) for such director’s lifetime following the date on which such director ceases to be a director for any reason other than death. Effective December 31, 2003, the Company froze all future benefit accruals under the pension plan.

The Company’s guidelines with regard to common stock ownership by directors are for each director to own common stock with a market value of three times or more the annual cash retainer.

The following table sets forth the compensation paid to each independent director who served during fiscal 2013:

	Fees Earned or Paid in Cash	Stock Awards	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total

Name and Position	($)(1)	($)(2)	($)	($)(3)	($)

Donald S. Friesz (4)	40,500	25,000	-	39,720	105,220

Thomas J. Schulte (4)	48,000	25,000	-	-	73,000

Glen D. Parish (4)	40,500	25,000	-	64,491	129,991

Dr. James R. Wilburn (4)	46,250	25,000	-	-	71,250

William L. Beer (4)	54,625	25,000	-	-	79,625

Robert K. Montgomery (5)	45,500	25,000	-	-	70,500

Albert Moyer (6)	47,500	-	-	-	47,500

(1) Cash Fees include the cash portion of the annual retainer of plus fees for serving as a lead director, committee chair, or committee member.

(2) A grant of 11,905 shares of restricted stock with a grant date fair value of $25,000 was awarded on the day of the 2013 Annual Meeting. The restricted stock vests in one year from the date of grant, which vesting was accelerated to May 7, 2014 in connection with the resignation of these directors.

(3) Messrs. Friesz and Parish are former officers of the Company. Other compensation consists of pension benefits earned as an employee of the Company and paid in retirement.

(4) Resigned effective May 7, 2014.

(5) Resigned effective no later than commencement of the 2014 Annual Meeting.

(6) Resigned effective October 15, 2013.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (#)	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans - excluding securities reflected in column (#)

Equity compensation plans approved by security holders	—	—	349,320 (1)

Equity compensation plans not approved by security holders	—	—	1,000,000 (2)

Total			1,349,320

(1) Represents the number of shares available for issuance as of January 31, 2014, under the Company’s 2011 Stock Incentive Plan.

(2) Represents the number of shares added to the 2011 Stock Incentive Plan and being submitted for approval in proposal 6, discussed above.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Jerald Farrell, who is the brother of Patricia Quinones, our Vice President of Logistics, Marketing Services and Information Services, has been employed by the Company in various positions since March 24, 1997, and most recently as Director of Technical Operations. During fiscal 2012 and 2013, the total compensation (which includes base salary, the value of stock based awards and personal use of a Company car) paid by the Company to Mr. Farrell was approximately $150,099 and $154,136, respectively. Kathy Virtue Young, who is the daughter of Robert A. Virtue and sister of Douglas A. Virtue, has been employed by the Company in various sales positions since October 27, 1986, and most recently as a Regional Sales Manager. During 2012 and 2013, the total compensation (which includes base salary, incentive sales programs, and personal use of a Company car) paid by the Company to Ms. Young was approximately $138,494 and $138,238, respectively.

REPORT OF THE AUDIT COMMITTEE

The Board of Directors has adopted a written charter for the Audit Committee, which is available on the Company’s website at www.virco.com in the Corporate Governance section of the About Virco webpage. The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States.

In this context, the Audit Committee has reviewed and discussed the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2014, with management and the independent registered public accounting firm, including their judgment of the quality and appropriateness of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. In addition, the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board standards, SEC rules, and other applicable standards. In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communication with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee has also considered whether the independent registered public accounting firm’s provision of non-audit services to the Company is compatible with the auditors’ independence. The Audit Committee also reviewed and discussed with management its report on internal control over financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2014, for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

Thomas J. Schulte, Chair
James R. Wilburn
William Beer

The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

RELATIONSHIP WITH INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP audited the Company’s financial statements for fiscal 2013 and has been selected by the Audit Committee to audit the Company’s financial statements for fiscal 2014. The Audit Committee is directly responsible for the engagement of the independent registered public accounting firm. In making its determination, the Audit Committee reviewed both the audit scope and estimated audit fees for the coming year. Each professional service performed by Ernst & Young LLP during fiscal 2013 was reviewed, and the possible effect of such service on the independence of the firm was considered, by the Audit Committee. Representatives of Ernst & Young LLP will be present at the 2014 Annual Meeting and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The Audit Committee has adopted policies and procedures for pre-approving all audit services, audit-related services, tax services and non-audit services performed by Ernst & Young LLP. Specifically, the Audit Committee has pre-approved the use of Ernst & Young LLP for detailed, specific types of services within the following categories: annual audits, quarterly reviews and statutory audits, preparation of certain corporate tax returns, regulatory implementation and compliance and risk assessment guidance.

In each case, the Audit Committee has also set specific annual ranges or limits on the amount of each category of services which the Company would obtain from Ernst & Young LLP, which limits and amounts are established periodically by the Audit Committee. Any proposed services exceeding these levels or amounts require specific pre-approval by the Audit Committee. The Audit Committee monitors the performance of all services provided by the independent registered public accounting firm to determine whether such services are in compliance with the Company’s pre-approval policies and procedures.

Fees Paid to Ernst & Young LLP

The following table shows the fees that the Company paid or accrued for the audit and other services provided by Ernst & Young LLP for fiscal years 2013 and 2012. All of the services described in the following fee table were approved in conformity with the Audit Committee’s pre-approval process.

	2013	2012
	($)	($)

Audit Fees	398,000	349,000

Audit-Related Fees	-	6,500

Tax Fees	-	-

All Other Fees	-	-

Total	390,000	355,500

Audit Fees. Audit fees are the aggregate fees for services of the Company’s independent registered public accounting firm for audits of the Company’s annual financial statements, and review of the Company’s quarterly financial statements included in the Company’s Forms 10-Q, and services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit-Related Fees. Audit-related fees are those fees for services provided by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of the Company’s financial statements and not included as audit fees.

Tax Fees. Tax fees are those fees for services provided by the independent registered public accounting firm, primarily in connection with the Company’s tax compliance activities, including technical tax advice related to the preparation of tax returns. There were no tax services provided by the Company’s independent registered public accounting firm in 2013 and 2012.

OTHER MATTERS

Section 16 (a) Beneficial Ownership Reporting Compliance.

Section 16(a) of the Exchange Act requires the Company’s officers, directors and persons who beneficially own more than 10% of any equity security of the Company to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission and to furnish copies of these reports to the Company. Based solely on a review of the copies of the forms that the Company received, and other information available to it, to the best of the Company’s knowledge all such reports were timely filed.

2015 Stockholder Proposals.

If a stockholder wishes to submit a proposal for consideration at the 2015 Annual Meeting and wants that proposal to appear in the Company’s proxy statement and form of proxy for that meeting, the proposal must be submitted in writing to the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, no later than January 23, 2015, and must comply with all applicable SEC requirements. The submission of a stockholder proposal does not guarantee that it will be included in the Company’s Proxy Statement and form of proxy.

The Company’s bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board of Directors and proposals for other business that are not submitted for inclusion in the Proxy Statement and form of proxy but that a stockholder instead wishes to present directly at an Annual Meeting of Stockholders. If a stockholder wishes to submit a nominee or other business for consideration at the 2015 Annual Meeting of Stockholders without including that nominee or proposal in the Company’s Proxy Statement and form of proxy, the Company’s bylaws require, among other things, that the stockholder submission contain certain information concerning the nominee or other business, as the case may be, and other information specified in the Company’s bylaws, and that the stockholder provide the Company with written notice of such nominee or business no later than February 24, 2015, provided that, if the 2015 Annual Meeting of Stockholders is advanced or delayed more than 40 days from the anniversary date of the previous year’s annual meeting, such nominee or proposal of other business must be submitted no later than the close of business on the later of the 120th day prior to the 2015 Annual Meeting of Stockholders or the 10th day following the first public announcement of the date of such meeting. If the number of directors to be elected to the Board of Directors is increased and there is no public announcement specifying the size of increase before February 24, 2015, then a stockholder notice will be considered timely only with respect to nominees for new positions created by such increase if submitted not later than the close of business on the 10th day following the first public announcement of such increase. A stockholder notice should be sent to the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose. Proposals or nominations not meeting the advance notice requirements in the Company’s bylaws will not be entertained at the 2015 Annual Meeting of Stockholders. A copy of the full text of the relevant bylaw provisions may be obtained from the Company’s filing with the SEC or by writing our Corporate Secretary at the address identified above.

Additional Matters Considered at the 2014 Annual Meeting.

The Board of Directors does not know of any matters to be presented at the 2014 Annual Meeting other than as stated herein. If other matters do properly come before the 2014 Annual Meeting, the persons named on the accompanying proxy card will vote the proxies in accordance with their judgment in such matters.

Householding.

The Company will deliver only one Proxy Statement and accompanying Annual Report to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company will undertake to deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and accompanying Annual Report to a stockholder at a shared address to which a single copy of such documents are delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Proxy Statement and/or Annual Report by contacting the Company’s Corporate Secretary at 2027 Harpers Way, Torrance, California 90501 or at (310) 553-0474. Similarly, stockholders sharing an address who are receiving multiple copies of the Proxy Statement and accompanying Annual Report may request delivery of a single copy of the Proxy Statement and/or Annual Report by contacting the Company at the address set forth above or at (310) 533-0474.

Availability of Annual Report.

The Annual Report to Stockholders of the Company for the fiscal year ended January 31, 2014, is being mailed to stockholders concurrently herewith and is also available online at www.virco.com. The Company will also provide without charge a copy of its Annual Report on Form 10-K, including financial statements and related schedules, filed with the Securities and Exchange Commission, upon written or oral request from any person who was a holder of record, or who represents in good faith that he/she was a beneficial owner, of common stock of the Company on May 9, 2014. Any such request shall be addressed to the Company at 2027 Harpers Way, Torrance, California 90501, Attention: Robert E. Dose, Secretary or by calling (310) 533-0474.

By Order of the Board of Directors
/s/ ROBERT E. DOSE
Robert E. Dose
Secretary

Torrance, California

May 23, 2014

Appendix A

TEXT OF PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO PROVIDE FOR

THE ANNUAL ELECTION OF DIRECTORS

Article Eighth of the Certificate of Incorporation is proposed to be amended to read as follows, with deletions indicated by strike-throughs and additions indicated by underlining:

“~~The Board of Directors shall be and is divided into three classes, Class I, Class II and Class III. Such classes shall be as nearly equal in number of directors as possible.~~ Each director shall serve for a term ending on the date of the next ~~third~~ annual meeting following their election or appointment~~the annual meeting at which such director was elected; provided, however, that the directors first elected to Class I shall serve for a term ending on the date of the annual meeting next following the end of the calendar year 1984, the directors first elected to Class II shall serve for a term ending on the date of the second annual meeting next following the end of the calendar year 1984, and the directors first elected to Class III shall serve for a term ending on the date of the third annual meeting next following the end of the calendar year 1984~~. The foregoing notwithstanding, each director shall serve until his successor shall have been duly elected and qualified, unless he shall resign, become disqualified, disabled or shall otherwise be removed.

~~At each annual election, the directors chosen to succeed those whose terms then expire shall be of the same class as the directors they succeed, unless, by reason of any intervening changes in the authorized number of directors, the Board shall designate one or more directorships whose term then expires as directorships of another class in order more nearly to achieve equality of number of directors among the classes.~~

~~Notwithstanding the rule that the three classes shall be as nearly equal in number of directors as possible, in the event of any change in the authorized number of directors each director then continuing to serve as such shall nevertheless continue as a director of the class of which he is a member until the expiration of his current tem], or his prior death, resignation or removal. If any newly created directorship may, consistently with the rule that the three classes shall be as nearly equal in number of directors as possible, be allocated to one of two or more classes, the Board shall allocate it to that of the available classes whose term of office is due to expire at the earliest date following such allocation.~~”

Article Sixteenth of the Certificate of Incorporation is proposed to be amended to read as follows, with deletions indicated by strike-throughs and additions indicated by underlining:

“The provisions set forth in this Article SIXTEENTH and in Articles SIXTH (dealing with the alteration of bylaws by stockholders), ~~EIGHTH (dealing with the classified board),~~ ELEVENTH (dealing with the prohibition against stockholder action without meetings), TWELFTH (dealing with cumulative voting), FOURTEENTH (dealing with the seventy-five percent (75%) vote of stockholders required for certain mergers and other transactions) and FIFTEENTH (dealing with appraisal rights of stockholders) may not be repealed or amended in any respect unless such repeal or amendment is approved by the affirmative vote of the holders of not less than seventy-five percent (75%) of the total voting power of all outstanding shares of voting stock of the Corporation.”

A-1

Appendix B

TEXT OF PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING

Article Twelfth of the Certificate of Incorporation would be amended and restated to read as follows, with deletions indicated by strike-throughs and additions indicated by underlining:

“At the election of each director~~all elections of directors~~ of the Corporation, a holder of any class or series of stock then entitled to vote in such election shall be entitled to as many votes as shall equal the number of ~~votes which (except for this Article as to cumulative voting) such holder would be entitled to cast for the election of directors with respect to~~ such holder’s shares of stock ~~multiplied by the number of directors to be elected in the election in which such holder’s class or series of stock is entitled to vote, and each stockholder may cast all of such votes for a single nominee for director or may distribute them among the number to be voted for, or for any two or more of them as such holder may see fit.~~”

Article Sixteenth of the Certificate of Incorporation would be amended and restated to read as follows, with deletions indicated by strike-throughs and additions indicated by underlining:

“The provisions set forth in this Article SIXTEENTH and in Articles SIXTH (dealing with the alteration of bylaws by stockholders), EIGHTH (dealing with the classified board), ELEVENTH (dealing with the prohibition against stockholder action without meetings), ~~TWELFTH (dealing with cumulative voting),~~ FOURTEENTH (dealing with the seventy-five percent (75%) vote of stockholders required for certain mergers and other transactions) and FIFTEENTH (dealing with appraisal rights of stockholders) may not be repealed or amended in any respect unless such repeal or amendment is approved by the affirmative vote of the holders of not less than seventy-five percent (75%) of the total voting power of all outstanding shares of voting stock of the Corporation.”

B-1

Appendix C

TEXT OF PROPOSED AMENDMENT TO INCREASE THE AGGREGATE NUMBER OF

SHARES ISSUABLE UNDER THE 2011 STOCK INCENTIVE PLAN

Section 5(a) of the 2011 Stock Incentive Plan would be amended to read as follows, with deletions indicated by strike-throughs and additions indicated by underlining:

“(a) Aggregate Limits. The aggregate number of Shares issuable pursuant to all Awards under this Plan shall not exceed ~~1,000,000~~2,000,000. The aggregate number of Shares available for grant under this Plan and the number of Shares subject to outstanding Awards shall be subject to adjustment as provided in Section 11. The Shares issued pursuant to Awards granted under this Plan may be Shares that are authorized and unissued or Shares that were reacquired by the Company, including Shares purchased in the open market.”

C-1

IMPORTANT ANNUAL MEETING INFORMATION
Electronic Voting Instructions
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by
11:59 p.m., Eastern Time, on June 23, 2014.
Vote by Internet
Go to www.investorvote.com/virc
Or scan the QR code with your smartphone
Follow the steps outlined on the secure website
Vote by telephone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories &
Canada on a touch tone telephone
Follow the instructions provided by the recorded message
Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.
IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.
Proposals – The Board of Directors recommends a vote FOR all the nominees listed in proposal 3 and FOR all proposals.
For Against Abstain
1. To approve an amendment to our Certificate of Incorporation to provide for the annual election of directors.
2. To approve an amendment to our Certificate of Incorporation to eliminate cumulative voting.
3. Elect the following nominees for a term ending at the 2015 Annual Meeting of Stockholders:
01 - Robert A. Virtue 02 - Douglas A. Virtue 03 - Michael DiGregorio
04 - Robert Lind 05 - Donald R. Rudkin
Note: In the event that proposal 1 above does not pass, only the nomination of Robert Lind will be considered for a term ending at the 2017 Annual Meeting of Stockholders and votes for the other nominees listed above will be disregarded.
Mark here to vote Mark here to WITHHOLD For All EXCEPT - To withhold authority to vote for any
FOR all nominees vote from all nominees nominee(s), write the name(s) of such nominee(s) below.
For Against Abstain
4. To approve, in a non-binding advisory vote, the compensation for named executive officers.
For Against Abstain
5. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2014.
For Against Abstain
6. Approval of an amendment to the Virco Mfg. Corporation 2011 Stock Incentive Plan.
Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

Important Notice Regarding the Internet Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 24, 2014.
The Proxy Statement and the 2013 Annual Report to Stockholders are available at: http://service.virco.com/financialinfo
qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
Proxy — VIRCO MFG. CORPORATION
2014 Annual Meeting of Stockholders – June 24, 2014
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF VIRCO MFG. CORPORATION
The undersigned hereby appoints each of Robert A. Virtue, Douglas A. Virtue and Robert E. Dose, or any of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Common Stock of Virco Mfg. Corporation (the “Company”) which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held June 24, 2014 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Annual Meeting.
THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” PROPOSAL 1, APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO PROVIDE FOR THE ANNUAL ELECTION OF DIRECTORS, “FOR” PROPOSAL 2, APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO ELIMINATE CUMULATIVE VOTING; “FOR” PROPOSAL 3, THE ELECTION OF ALL NOMINEES TO THE BOARD OF DIRECTORS, “FOR” PROPOSAL 4, APPROVAL, BY A NON-BINDING ADVISORY VOTE, OF EXECUTIVE OFFICER COMPENSATION, “FOR” PROPOSAL 5, RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2014, “FOR” PROPOSAL 6, APPROVAL OF AN AMENDMENT TO THE VIRCO MFG. CORPORATION 2011 STOCK INCENTIVE PLAN, AND IN THE DISCRETION OF THE HOLDERS OF THE PROXY ON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING IN THE DISCRETION OF THE HOLDERS OF THE PROXY.
(Continued and to be marked, dated and signed, on the other side)
Non-Voting Items
Change of Address — Please print new address below. Comments — Please print your comments below.
IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.